STRATTON MUTUAL FUNDS

                       Stratton Growth Fund, Inc.
                Stratton Monthly Dividend REIT Shares, Inc.
                        The Stratton Funds, Inc.


                    Supplement dated January 20, 2005
          To Prospectus and Statement of Additional Information
                        each dated May 1, 2004


The following replaces the first and second paragraphs on page 16 of the Prospectus under the section entitled "Advisory Fee" and the last paragraph of the section entitled "Investment Advisor" on pages 14 and 15 of the Statement of Additional Information, except for the chart.

SSCV's management fee is based on an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment is calculated at the end of each month based upon the fund's performance during the last rolling 24-month period
("the performance period"). The fund's performance, which is based on changes in its net asset value per share, is then compared with the performance of the Russell 2000 over the performance period. The
Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the fund performs better than the Russell 2000 over the performance period, it pays Stratton Management additional fees. If the fund lags the Russell 2000 over the performance period, Stratton Management is paid less. Each 1.00% of the difference in performance between the fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee.
The end result is that if Stratton Management manages the fund in such a way as to outperform the benchmark index over the performance period, it is paid more for its efforts. Most important, however, is the fact that if Stratton Management does not perform as well as the benchmark index over the performance period, it is paid less, and in this way, penalized for poor performance.

The maximum annualized performance adjustment rate is +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the fund outperformed or underperformed the Russell 2000 by 5.00%.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
        PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR
                         FUTURE REFERENCE